Management Presentation

February 2011

allegiant
Travel is our deal.

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Unique business model and results

- Highly resilient and profitable
  - 15.6% LTM pre-tax margin
  - Profitable last 32 quarters [(1)]
  - $140mm LTM EBITDA [(2)]
- Very strong balance sheet
  - $150mm cash
  - $28mm debt, minimal off balance sheet debt
  - LTM free cash flow $41mm [(2)]
- Management owns >20%



EBITDA(2)
Free cash flow(2)
Pre-tax Profit
Pre-tax Margin
($mm)
11.0%
21.6%
15.6%
160
140
120
100
80
60
40
20
0
$79
$55
$26
$152
$121
$120
$140
$103
$41
2008
2009
2010

System fuel price $2.98 $1.76 $2.30

(1) Excluding non-cash mark to market hedge adjustments and 4Q06 one time adjustment
(2) See GAAP reconciliation in Appendix

allegiant™ Travel is our deal.

Built to be different – highly profitable

Airlines	vs.	Allegiant
Air transportation		Travel
Business, VFR, leisure		Leisure = vacation
Large cities		Small cities
High frequency		Low frequency
Fixed capacity		Variable capacity
High cost assets		Low cost assets
Competition		Little competition
Unprofitable / Marginally profitable		Highly profitable

allegiant™ Travel is our deal.

Nationwide footprint


Bellingham
Pasco
Kalispell
Great Falls
Grand Forks
Bangor
Eugene
Redmond
Missoula
Billings
Minot
Bismarck
Fargo
Duluth
Plattsburgh
Medford
Bozeman
Idaho Falls
Rapid City
Appleton
Grand Rapids
Elmira
Casper
Sioux Falls
Cedar Rapids
Rockford
South Bend
Twin Falls
Allentown
Stockton
Grand Island
Toledo
Youngstown
Oakland
Fort Collins/Loveland
Des Moines
Moline
Peoria
Fort Wayne
Colorado Springs
Wichita
Huntington
Monterey
Fresno
Grand Junction
Roanoke
Bakersfield
Pueblo
Springfield
Lexington
Santa Maria
Las Vegas
Owensboro
Greensboro
Knoxville
Tri-Cities
Los Angeles
Bentonville
Chattanooga
Long Beach
Palm Springs
Wilmington
San Diego
Greenville/Spartanburg
Myrtle Beach
Phoenix-Mesa
Savannah
Shreveport
Laredo
Orlando (Sanford/OIA)
Tampa /St. Pete
Fort Lauderdale
Punta Gorda, FL
McAllen

Yellow dots – leisure destinations
Blue dots – small cities
Large dots - bases

Projected through March 31, 2011
162 routes, 51 operating aircraft
62 small cities, 11 leisure destinations

allegiant™ Travel is our deal.

Best pre-tax margins



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
ALGT (1)
RYAAY(1)
LUV(1)
JBLU(1)
ALGT
RYAAY
LUV
JBLU
ALGT
RYAAY(2)
LUV
JBLU
2008
Runaway Oil
2009
Recession
2010
Recovery

(1) RYAAY = Ryanair ; LUV = Southwest Airlines; JBLU = JetBlue Airways
(2) RYAAY LTM Q310

allegiant™ Travel is our deal.

Credit metrics

Return on capital employed



30%
20%
10%
0%
13%
25%
18%
5%
2008
2009
2010
2010 LUV

Return on equity



40%
30%
20%
10%
0%
16%
29%
22%
8%
2008
2009
2010
2010 LUV

Interest coverage



60
50
40
30
20
10
0
14.7 x
37.2 x
55.4 x
9.7 x
2008
2009
2010
2010 LUV

Debt / EBITDA



4
3
2
1
0
1.1 x
0.4 x
0.3 x
2.9 x
2008
2009
2010
2010 LUV

LUV = Southwest Airlines, based on published information

allegiant™ Travel is our deal.

Profitable growth

	2007	2010	% change
System ASMs (billions)	3.87	6.25	62%
Average AC	28	49	76%
Total cities	58	73	26%
Pre-tax margin	14%	16%	



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$3.34
$1.48
$2.31 $2.30
EPS
System fuel price



$mm
160
140
120
100
80
60
40
20
0
$51
$103
$63
$140
Pre-tax income
EBITDA(1)
2007
2010

(1) See GAAP reconciliation in Appendix

Balance sheet management


$mm
$350
$300
$250
$200
$150
$100
$50
$0
$231.5
$98.0
$25.0
$98.5
$14.9
$53.8
$17.7
$30.7
$150.3
Unrestricted Cash & Equivalents 12/31/09
Operating Cash Flow
Pre-payment to Harrahs
Capital Expenditures
Cash Dividend
Stock Repurchase
Net Debt Retired
Other
Unrestricted Cash & Equivalents 12/31/10

Operating cash flow = Net income + depreciation + chg in working capital + chg in air traffic liability
Period is full year 2010

allegiant™ Travel is our deal.

Fuel hedging

- We are not fuel derivative traders
  - Can only hedge cost not revenue
  - Speculation
- At any given fuel price we can make money by reducing capacity
- One key strength is the ability to quickly adjust due to low fixed costs – superior way to manage fuel risk
- No liquidity or balance sheet risk

allegiant™ Travel is our deal.

Aggressive capacity management

Avg. daily scheduled flights by month[1]


160.00
140.00
120.00
100.00
80.00
60.00
40.00
2010
2011E
2009
2008
2007
July 2008
high fuel price
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
2007
2008
2009
2010
2011E

(1) Projected schedules through July 2011

Capacity growth


Year over year change in scheduled ASMs
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
17%
6%
9%
4%
24%
14%
14%
3%
4%
3%
-8%
6%
2%
-13%
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
Previous guidance
Total scheduled ASM growth
Same store ASM growth

ASMs – available seat miles
Schedule ASM growth is the midpoint of guided range

allegiant™ Travel is our deal.

Structural cost advantage

- Low aircraft acquisition costs
- Simple product
- Cost-based scheduling – aircraft bases
  - Out and back
  - No crew overnights
- Labor efficiencies – 32 FTEs per aircraft
- Closed distribution
- Small cities
  - Lower airport costs
  - Lower marketing costs

allegiant™ Travel is our deal.

Excellent cost discipline - CASM



Total cost/ASM (CASM)
vs stage length
Total cost per ASM (cents)
11.5
11
10.5
10
9.5
9
8.5
8
500
750
1000
1250
Average stage length (miles)
11.3
LUV
9.9
JBLU
8.9
ALGT



Total cost ex fuel/ASM (CASM ex)
vs stage length
Total cost ex fuel per ASM (cents)
8
7.5
7
6.5
6
5.5
5
4.5
500
750
1000
1250
Average stage length (miles)
7.6
LUV
6.7
JBLU
5.1
ALGT

ASM – available seat miles
Time period – Full year 2010

allegiant™ Travel is our deal.

Labor costs vs peers



Labor cost per passenger – 2010
45
40
35
30
25
20
15
10
5
0
$18
$37
$42
Allegiant
Jetblue
Southwest



Employees per aircraft – Q410
80
70
60
50
40
30
20
10
0
32
64
70
Allegiant
Southwest
JetBlue

Source: company filings
Employees are full time equivalents

allegiant™ Travel is our deal.

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BREAKING NEWS! ALLEGIANT NAMED:
2009 Top-Performing Low-Cost Airline by Aviation Week
One of Fortune Magazine's 100 Fastest Growing Companies
Featured Destinations
Las Vegas
Fort Lauderdale
Phoenix-Mesa
Southwest Florida Coast
Los Angeles Area
Myrtle Beach
Bellingham
Palm Springs
Tampa Bay-St. Petersburg
San Diego
Orlando
San Francisco Bay Area
Allegiant Featured Hotel Partners
Las Vegas

- 19mm unique visitors (last 12 months)
- 32% new visits
- 6.5 average page views
- Over 5.5 min on site
- Completed usability testing
- CRM strategy
- 89% of 2010 sales were through the site

3rd party business



($mm)
3rd party ancillary revenue growth
$100
$75
$50
$25
$0
$73.2
$19.7
$89.3
$24.4
2009
2010
Gross revenue (Non GAAP)
Net revenue



3rd party revenue per scheduled passenger
$4.50
$4.25
$4.00
$3.75
$4.01
$4.34
2009
2010

3rd party products

- "Expedia with wings"
- Very high margins – largely pre-tax income
- Corporate focus on growing this area of business
  - No direct fuel risk
  - No capex, all automation
  - Leverages consumer relationships
- Wholesale price for hotel and car, we manage margin
- No inventory risk
- Receive cash at sale, invoiced after stay/rental complete
- Bundled with air – opaque pricing and unique customers/markets valued by travel company partners

allegiant™ Travel is our deal.

3rd party initiatives

- Continued focus on supplier costs
- Pricing
- Adding inventory
- New programs
  - Branson, Missouri (service to SGF from 5 destinations)
  - Ski packages
  - Small cities
- Automation
  - Improve pricing tools
  - Land only products
  - Improve car module

allegiant™ Travel is our deal.

MD-80 network growth

- Currently analyzing/negotiating
  - 50 new routes
  - 30 new small cities
- 166 seat
  - Adding 16 seats
  - Start seeing larger aircraft in 2H 2011
  - Completion mid 2012
- 8 aircraft in storage
  - Will use 4 to supplement fleet for 166 project

allegiant™ Travel is our deal.

166 seat project economics

Revenue (actuals 2010)	
Average scheduled fare	$76.26
Average ancillary fare	$34.58
Total scheduled fare	$110.85
Assumptions	
75% load factor (16 x .75)	12 pax
$ per pax fuel ($2.81 gal x 40 gal/dept)	$9.37
$ per pax non fuel (inflight, D&A, marketing, etc.)	$30
Total marginal cost per pax	$39.37
Departures/AC/year (2010 = 2.7 dept/AC/day)	986
# additional sched pax/AC/year	11,832

allegiant™ Travel is our deal.

757 fleet and Hawaii

- Hawaii is now a 2012 goal
- Initial request to FAA – simultaneous approval
  - 757 on certificate
  - Flag status (needed for Hawaii)
  - ETOPS 180 (needed for Hawaii)
- Plan to amend application
  - Operate 757 in domestic mainland, non-ETOPS flying
  - After several months of operational experience, apply for ETOPS
  - Target ETOPS approval in 2012

allegiant™ Travel is our deal.

757 fleet

- Aircraft 1 & 2
  - Purchased and subsequently financed ($14mm)
  - Target early Summer 2011 for 1 aircraft domestic flying
  - Lease second aircraft to a European operator
    - Expected return from lease Summer 2012
- Aircraft 3 & 4
  - Expected purchase Feb 2011
  - Lease through Summer 2012
  - Can call one aircraft after Summer 2011 at our option
- Aircraft 5 & 6
  - Closing date expected in Nov 2011
- Anticipate other revenue between $15 - $18m from the three leases

allegiant™ Travel is our deal.

Management changes

- Kris Bauer - SVP Operations (May 2010)
  - SVP of Technical Operations at Northwest/Delta
- Greg Rehwaldt – VP of Stations (Dec 2010)
  - Director of Stations at Northwest
- Greg Baden – VP of Flight Operations (Jan 2011)
  - Managing Director of Flying at Delta
- Scott Allard – Chief Information Officer (Feb 2011)
  - CIO at Spirit, leadership roles at Priceline, American Express

allegiant™ Travel is our deal.

1st half 2011 capacity guidance

- Q1 11 PRASM + 5%
- Not growing aircraft in 1H 2011
- Schedule currently selling through August 16th 2011
- 8 aircraft in storage – can react to opportunities quickly

	1st Quarter 2011	2nd Quarter 2011
System departures	+3 – 6%	+1 – 5%
System ASMs	+3 – 6%	+1 – 5%
Scheduled departures	+3 – 6%	+0 – 4%
Scheduled ASMs	+3 – 6%	+0 – 4%

allegiant™ Travel is our deal.

Appendix

GAAP reconciliation

EBITDA calculations

$mm	2010	2009	2008	2007
Net Income	65.7	76.3	35.4	31.5
+Provision for Income Taxes	37.6	44.2	19.8	19.2
+Other Expenses	1.3	1.6	.7	-3.6
+Depreciation and Amortization	35.0	29.6	23.5	16.0
=EBITDA	**139.6**	**151.8**	**79.4**	**63.1**
Total debt	28.1	45.8	64.7	72.1
7 x annual rent	12.0	13.5	19.7	21.0
=Debt to EBITDA	**0.3x**	**0.4x**	**1.1x**	**1.5x**
Average aircraft in period	47	43	36	28
=EBITDA per aircraft	**2.9**	**3.6**	**2.2**	**2.3**
System passengers (mm)	5.8	5.3	4.3	3.3
=EBITDA per passenger	**$23.65**	**$28.49**	**$18.48**	**$19.32**
Interest expense	2.5	4.1	5.4	5.5
= Interest coverage	**55.4x**	**37.2x**	**14.7x**	**11.4x**

allegiant™ Travel is our deal.

GAAP reconciliation

Return on equity

$mm	2010	2009	2008	2007
LTM Net Income ($mm)	65.7	76.3	35.4	31.5
Total shareholders equity ($mm)	297.7	292.0	233.9	210.3
Return on equity	**22%**	**29%**	**16%**	**17%**

allegiant™ Travel is our deal.

GAAP reconciliation

Free cash flow calculations

$mm	2010	2009	2008	2007
Operating Income	104.7	122.3	55.8	44.1
+Depreciation & Amortization	35.0	29.6	23.5	16.0
-Capital Expenditures	98.5	31.7	53.0	42.1
=FCF	**41.1**	**120.2**	**26.3**	**17.9**
Diluted Shares (mm)	19.7	20.3	20.5	20.5
FCF / Diluted Share	**$2.09**	**$5.93**	**$1.28**	**$0.87**

allegiant™ Travel is our deal.

GAAP reconciliation

Return on capital employed calculation

$mm	2010	2009	2008
+ Net income	65.7	76.3	35.4
+ Income tax	37.6	44.2	19.8
+ Interest expense	2.5	4.7	5.4
+ Interest income	(1.2)	(2.5)	(4.7)
EBIT	104.6	122.7	55.9
+ Interest income	1.2	2.5	4.7
Tax rate	36.7%	36.2%	35.9%
Numerator	**67.0**	**79.9**	**38.9**
Total assets prior year	499.6	424.0	405.4
+ Current liabilities prior year	(158.6)	(131.0)	(128.0)
+ ST debt of prior year	23.3	25.3	18.2
Denominator	**364.3**	**318.3**	**295.6**
= Return on capital employed	**18.4%**	**25.1%**	**13.1%**

allegiant™ Travel is our deal.